WELLS FARGO FUNDS TRUST

Overland Express Sweep Fund

Supplement Dated August 14, 2001

to the Prospectus Dated August 1, 2001

Page 10, "Permitted Investments":

Effective immediately, the policy stated in the second bullet point of investing "more than 25% of total assets in obligations of domestic banks" is hereby deleted.